UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 5, 2015, Revolution Lighting Technologies – Energy Source, Inc. (the “Acquisition Subsidiary”), a Delaware corporation and wholly owned subsidiary of Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”), acquired all of the outstanding membership interests of Energy Source, LLC, a Rhode Island limited liability company (“Energy Source”), pursuant to a Membership Interest Purchase Agreement by and among the Acquisition Subsidiary, Energy Source and Michael H. Lemoi, Jr. and Ronald T. Sliney (the “Acquisition”). In lieu of filing a Current Report on Form 8-K to report the Acquisition under Item 2.01 of Form 8-K (Completion of Acquisition or Disposition of Assets), the Company reported the Acquisition under “Entry into a Material Definitive Agreement” in Part II, Item 5 (the “10-Q Disclosure”) of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, which Form 10-Q was filed with the Securities and Exchange Commission on August 6, 2015. The sole purpose of this Form 8-K is to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were excluded from the 10-Q Disclosure in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Energy Source are attached hereto as Exhibits 99.2 and 99.3 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited balance sheet as of December 31, 2014, and the related audited statements of operations and members’ equity and cash flows for the year ended December 31, 2014, with an independent auditors’ report by Restivo Monacelli LLP; and

(2) unaudited condensed balance sheets as of June 30, 2015 and December 31, 2014 and the unaudited condensed statements of operations and members’ equity and cash flows for the six months ended June 30, 2015 and 2014.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Revolution as of June 30, 2015 and for the six months then ended and for the year ended December 31, 2014 is attached hereto as Exhibit 99.1 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical financial position and results of operations of Revolution and Energy Source with accounting adjustments necessary to reflect the estimated pro forma effect of Revolution’s acquisition of Energy Source on the financial position and results of operations of Revolution as of the dates and for periods indicated and is presented for informational purposes only. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 also gives pro forma effect to the acquisitions on April 17, 2014 and December 1, 2014 of Value Lighting Inc. and All Around Lighting, Inc., respectively. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made by Revolution to the operations of the combined companies, including synergies and cost savings and does not include charges directly related to the acquisitions. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of the results that might have been achieved had the transactions occurred on the dates and for the periods indicated or of Revolution’s future results of operations or financial position for any future period or date.

(d) Exhibits

Exhibit No.	Description

23.1	Independent Auditors’ Consent.

99.1	Unaudited pro forma condensed consolidated financial statements as of June 30, 2015, for the six months ended June 30, 2015 and for the year ended December 31, 2014.

99.2	Audited financial statements of Energy Source as of December 31, 2014, and for the year ended December 31, 2014.

99.3	Unaudited condensed financial statements of Energy Source as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2015

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Independent Auditors’ Consent.

99.1	Unaudited pro forma condensed consolidated financial statements as of June 30, 2015, for the six months ended June 30, 2015 and for the year ended December 31, 2014.

99.2	Audited financial statements of Energy Source as of December 31, 2014, and for the year ended December 31, 2014.

99.3	Unaudited condensed financial statements of Energy Source as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014.